SUPPLEMENT DATED JUNE 24, 2015

TO THE PROSPECTUS OF TCW ALTERNATIVE FUNDS

DATED APRIL 10, 2015, AS AMENDED

For current and prospective investors in the Fund:

Effective immediately, footnote 2 under the section entitled “Fees and Expenses of the Fund” on page 2 will be deleted in its entirety and replaced with the following:

2 TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of average daily net assets with respect to Class I shares and 1.50% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through October 31, 2017. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waver and/or reimbursement, whichever is lower.

Effective immediately, the following paragraph under the section entitled “Management Fees and Other Expenses” on page 14 will be deleted in its entirety and replaced with the following:

This contractual fee waiver/expense reimbursement will remain in place through October 31, 2017. During this term, only the Board may terminate or modify the terms of the Operating Expenses Agreement. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower.

Please retain this Supplement with your Prospectus for future reference.